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                                                                  Exhibit 10.131

                               INDEMNITY AGREEMENT
                                (CIMARRON CASINO)

     This Indemnity Agreement is dated as of January 27, 2005, by and between the Iowa Tribe of Oklahoma, a federally-chartered corporation ("Iowa Corp"), created pursuant to Section 3 of the Oklahoma Indian Welfare Act of June 26, 1936 (49 Stat. 1967), as issued on January 4, 1938 by the Secretary of the Interior and ratified on February 5, 1938 located in Iowa Indian Country within the physical boarders of the State of Oklahoma, with business offices located at RR 1, P.O. Box 721, Perkins, Oklahoma 74059, the Iowa Tribe of Oklahoma, a federally-recognized Indian tribe with a Constitution approved and ratified under the Oklahoma Indian Welfare Act, and Lakes Iowa Management, LLC, a Minnesota limited liability company (hereinafter referred to as "Lakes"), whose business office is located at 130 Cheshire Lane, Minnetonka, Minnesota 55305.

                                   WITNESSETH:

          WHEREAS, Lakes has entered into an agreement with Iowa Corp and the Iowa Tribe for the Cimarron Casino dated January 27, 2005 ("Management Contract"), pursuant to which Lakes is to manage the Gaming Facility and related Ancillary Facilities for the Cimarron Casino owned by Iowa Corp on behalf of the Iowa Tribe; and

          WHEREAS, Lakes, Iowa Corp and the Iowa Tribe have required each to execute and deliver this Indemnity Agreement to each other to induce Lakes to assist with management of the Project Facilities and to induce Iowa Corp and the Iowa Tribe to allow Lakes to comply with Environmental Laws in the management of the Project Facilities;

          NOW, THEREFORE, for valuable consideration, the receipt of which is hereby acknowledged, Iowa and Lakes agree as follows:

     1. RECITALS TRUE. The above recitals are true.

     2. DEFINITIONS. Capitalized terms used but not otherwise defined herein and defined in the Management Contract shall have the same meaning herein as therein. As used herein, the following additional terms shall have the following meanings:

     (a) Environmental Laws: Together: (i) the Resource Conservation Recovery Act, as amended by the Hazardous and Solid Waste Amendments of 1984, 42 U.S.C. Sections 6901 et seq.; (ii) the Comprehensive Environmental Response, Compensation and Liability Act, as amended by the Superfund Amendments and Reauthorization Act, 42 U.S.C. Sections 9601 et seq.; (iii) the Clean Water Act, 33 U.S.C. Sections 466 et seq. and 33 U.S.C. Sections 1344 et seq.; (iv) the Safe Drinking Water Act, 14 U.S.C. Sections 1401-1450; (v) the Toxic Substances Control Act, 15 U.S.C. Sections 2601-2629; (vi) the Hazardous Materials Transportation Act, 49 U.S.C. Sections 1801 et seq.; (vii) all applicable Oklahoma environmental laws; (viii) the Clean Air Act, 42 U.S.C. Sections 7401 et seq.; (ix) any other applicable federal, state, local or tribal environmental laws or laws related to the regulation of Hazardous Materials; (x) any applicable local, state or federal rules or regulations promulgated pursuant to items (i) through (ix) and any similar local, state or federal laws, rules, ordinances or regulations either in existence as of the date hereof, or enacted or promulgated after the date of this Agreement, that concern the transportation, storage, placement, handling, treatment, release, discharge, generation, manufacture, production, disposal, management, control, discharge, treatment, containment, and/or removal of substances or materials that are or may become a threat to public health or the environment; or (xi)


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any common law theory involving materials or substances which are or are alleged to be hazardous to human health or the environment based on nuisance, trespass, negligence, strict liability or other tortious conduct.

     (b) Hazardous Materials: Together: (i) any substance, material, or matter that may give rise to liability under any Environmental Laws; (ii) any "hazardous substance" listed in the U.S. Department of Transportation Table (49 C.F.R. 172.101), as the same may be amended from time to time; and (iii) asbestos, lead paint, pcb's, urea formaldehyde foam insulation, radioactive materials and any materials, the removal of which is required or the maintenance of which is prohibited or penalized.

     (c) Lakes Indemnitee or Indemnitees: Lakes, its affiliates and subsidiaries and any parent entities, together with their respective officers, directors, shareholders, employees, agents, attorneys and other representatives, and their successors and assigns. Each reference to any Lakes Indemnitee herein shall refer jointly, severally and individually to each such party.

     (d) Iowa Indemnitee or Indemnitees: Iowa Corp and the Iowa Tribe, their affiliates and subsidiaries and any parent entities, together with their respective officers, directors, shareholders, employees, agents, attorneys and other representatives, and their successors and assigns. Each reference to any Iowa Indemnitee herein shall refer jointly, severally and individually to each such party.

     (e) Project Claims: Any and all liabilities, obligations, losses, damages, penalties, claims, actions, suits, costs, expenses and disbursements (including, but not limited to, all reasonable attorneys' fees and expenses and all other professionals' or consultants' reasonable expenses incurred in investigating, preparing for, serving as a witness in or defending against any action or proceeding, whether actually commenced or threatened, which may be asserted against any Lakes or Iowa Indemnitee), arising from, in respect of, as a consequence of, or in connection with any claims and matters (excluding Environmental Losses) described in Sections 2.9, 7.1, 7.2, 7.3 and 7.4 of the Management Contract, each whether now existing or hereafter arising.

     (f) Environmental Losses: Any and all liabilities, obligations, losses, damages, penalties, claims, actions, suits, costs, expenses and disbursements (including, but not limited to, all reasonable attorneys' fees and expenses and all other professionals' or consultants' reasonable expenses incurred in investigating, preparing for, serving as a witness in or defending against any action or proceeding, whether actually commenced or threatened, which may be asserted against any indemnitees), arising from, in respect of, as a consequence of, or in connection with any of the following: (i) the remediation of any Hazardous Material placed on or released from the Gaming Facility Site, Project Facilities or the lands upon which they are located as may be required by law, whether such removal is done or completed by Iowa, Lakes, or any other person or entity; (ii) claims asserted at any time (prior to or after the date of this Agreement) by any person or entity (including, without limitation, any governmental agency or quasi-governmental authority, board, bureau, commission, department, instrumentality or public body, court, or administrative tribunal (a "Government Agency"), in connection with or in any way arising out of the presence, storage, use, disposal, generation, transportation, or treatment of any Hazardous Material on, in or under the Gaming Facility Site, Project Facilities or the lands upon which they are located; (iii) the violation or claimed violation of any Environmental Laws in regard to the Gaming Facility Site, Project Facilities or the lands upon which they are located; (iv) the preparation of an environmental audit on the Gaming Facility Site, Project Facilities or the lands upon which they are located, whether conducted or authorized by indemnitor, an indemnitee, or a third party; (v) the violation or claimed violation of Oklahoma environmental laws, as a result of the condition of the Gaming Facility Site, Project Facilities or the lands upon which they are located, or any other applicable federal, state, local or tribal environmental law or laws relating to the regulation of Hazardous Materials and the removal from the Gaming Facility Site, Project Facilities or the lands upon which they are located of paint, plaster, soil


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and other accessible material containing levels of lead which are in violation of applicable law, each whether now existing or hereafter arising.

     (g) Indemnified Obligations. With respect to Iowa Indemnities, means the Iowa Project Indemnity Obligations and the Iowa Environmental Indemnity Obligations. With respect to Lakes Indemnities, means the Lakes Project Indemnity Obligations and Lakes Environmental Indemnity Obligations.

     3. INDEMNITY.

     (a) Project Claims. Iowa Corp and the Iowa Tribe agree to indemnify and to hold each Lakes Indemnitee harmless from any and all claims, causes of action, damages, penalties, fees and costs which may be asserted against, or incurred by, any of the Lakes Indemnitees resulting from or due to any Project Claims excluding any such claims or losses resulting from a Lakes Indemnitee's gross negligence or willful or criminal misconduct (individually and collectively, the "Iowa Project Indemnity Obligations"). Lakes agrees to indemnify and to hold each Iowa Indemnitee harmless from any and all claims, causes of action, damages, penalties, fees and costs which may be asserted against, or incurred by, any of the Iowa Indemnitees resulting from Lakes' gross negligence or willful or criminal misconduct (individually and collectively, the "Lakes Project Indemnity Obligations").

     (b) Environmental Claims. Lakes agrees to indemnify and to hold each Iowa Indemnitee harmless from any and all claims, causes of action, damages, penalties, fees and costs which may be asserted against, or incurred by, any of the Iowa Indemnitees resulting from or due to any Environmental Losses arising after the date of this Indemnity Agreement resulting from or due to Lakes' gross negligence or willful or criminal misconduct (individually and collectively, the "Lakes Environmental Indemnity Obligations"). Iowa Corp and the Iowa Tribe agree to indemnify and to hold each Lakes Indemnitee harmless from any and all claims, causes of action, damages, penalties, fees and costs which may be asserted against, or incurred by, any of the Lakes Indemnitees resulting from or due to any Environmental Losses; excluding however any Environmental Losses arising after the date of this Indemnity Agreement that result from Lakes gross negligence or willful or criminal misconduct (individually and collectively, the "Iowa Environmental Indemnity Obligations").

     (c) Iowa Corp's and the Iowa Tribe's duty to indemnify and hold harmless includes, but is not limited to, loss or liability asserted in proceedings or actions commenced by any person (including, but not limited to, any federal, state, or local governmental agency or entity) before any court or administrative agency asserting a claim for which Iowa must indemnify Lakes Indemnitees under this section. Lakes' duty to indemnify and hold harmless includes, but is not limited to, loss or liability asserted in proceedings or actions commenced by any person (including, but not limited to, any federal, state, or local governmental agency or entity) before any court or administrative agency asserting a claim for which Lakes must indemnify Iowa Indemnitees under this section.

     (d) Each Lakes Indemnitee agrees that it shall not pay any Project Claim asserted by any party without first offering Iowa the opportunity and right to assume the defense of any and all related actions or proceedings, but the foregoing is not intended to restrict any Lakes Indemnitee's ability to obtain reimbursement for any cost, expenses and related disbursements incurred in connection with the investigation or defense of such claim or loss. Each Iowa Indemnitee agrees that it shall not pay any Project Claim asserted by any party without first offering Lakes the opportunity and right to assume the defense of any and all related actions or proceedings, but the foregoing is not intended to restrict any Iowa Indemnitee's ability to obtain reimbursement for any cost, expenses and related disbursements incurred in connection with the investigation or defense of such claim or loss.

     (e) Iowa Corp's and the Iowa Tribe's obligations to indemnify and hold the Lakes Indemnitees harmless hereunder shall survive any termination or expiration of the Management Contract and the repayment


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and/or satisfaction of all obligations now or hereafter owed by Iowa to Lakes under the Management Contract and any other instruments, documents or agreements related thereto. Lakes' obligations to indemnify and hold the Iowa Indemnitees harmless hereunder shall survive any termination or expiration of the Management Contract and the repayment and/or satisfaction of all obligations now or hereafter owed by Lakes to Iowa Corp or the Iowa Tribe under the Management Contract and any other instruments, documents or agreements related thereto.

     4. ADVANCES UNDER OPERATING NOTE. Notwithstanding the foregoing and without limiting the rights of Lakes under the Management Contract, all Project Claims and Environmental Claims ultimately determined to be due from but not paid by Iowa Corp or the Iowa Tribe on demand by any of the Lakes Indemnitees, shall be deemed to be an Advance made by Lakes to Iowa Corp under the terms of the Operating Note, shall accrue interest from the date incurred and shall continue to be immediately due and payable. Notwithstanding the foregoing and without limiting the rights of Iowa Corp or the Iowa Tribe under the Management Contract, all Project Claims and Environmental Claims ultimately determined to be due from but not paid by Lakes on demand by any Iowa Indemnitees shall be deemed to be a prepayment made by Iowa Corp to Lakes under the terms of the Operating Note; if the aggregate amount of the Project Claims or Environmental Claims exceeds the outstanding balance of the Operating Note, but only to the extent of the outstanding amount under the Operating Note.

     5. OBLIGATION TO DEFEND.

     (a) Assumption of Defense. Upon request of any indemnitee, the indemnitor shall be bound to defend any and all actions or proceedings that may be brought against such indemnitee in connection with or arising out of any Indemnified Obligations and the matters covered by this Agreement, and indemnitee shall give written notice to the indemnitor of any litigation or proceedings pending, threatened or commenced (whether or not served) against the indemnitee in connection with any Indemnified Obligations. If indemnitor is defending an indemnitee, indemnitor may settle the claim only with the indemnitee's prior written consent, such consent not to be unreasonably withheld if the indemnitee is not subject to any further liabilities, obligations, restrictions or prohibitions with respect to said claim.

     (b) Delivery of Acknowledgment. Within 30 days from the date of receipt by indemnitor from any indemnitee of a request to defend (which request shall refer to such 30-day time period), indemnitor must acknowledge in a writing its duty to defend and that such claim is covered in its entirety by this Agreement (the "Acknowledgment") or if in the judgment of the indemnitor such claim is not covered in its entirety by this Agreement, the statement of indemnitor to such effect including its reasons for such judgment in reasonable detail; provided, however, that until the Indemnitee receives the Acknowledgment, the Indemnitee shall be entitled to defend such claim and Indemnitor shall be bound in the manner set forth in Section 5(d) hereof.

     (c) Conduct of Defense; Participation by Indemnitee. If indemnitor is defending an indemnitee, such defense shall be conducted by reputable attorneys retained by indemnitor, reasonably satisfactory to said indemnitee, at indemnitor's sole cost and expense. In addition, said indemnitee shall have the right to participate in such proceedings at said indemnitee's sole cost and expense and to be represented by attorneys in addition to the attorneys retained by indemnitor of said indemnitee's own choosing and at said indemnitee's sole cost and expense, except that if the Indemnitee reasonably concludes, by applying applicable standards of professional responsibility, that the interests of indemnitee and of indemnitor in the action conflict in such a manner as to require retention of separate counsel for the indemnitee, indemnitor shall reimburse indemnitee its reasonable fees for separate counsel chosen by the indemnitee. Notwithstanding the foregoing, if an indemnitee, at any time, refuses to enter into a settlement agreement negotiated by indemnitor or its counsel, indemnitor shall no longer be liable for an adverse judgment against such indemnitee to the extent that such


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adverse judgment exceeds said settlement amount and such indemnitee shall be liable for all of its defense costs after such refusal.

     (d) Indemnitor's Failure to Defend. If indemnitor fails to deliver the Acknowledgment or fails to choose counsel reasonably satisfactory to the indemnitee, indemnitor shall not thereafter be entitled to elect to defend such action, and indemnitor shall be bound by and shall be conclusively liable for the results obtained by the indemnitee, including without limitation the amount of any judgment or good faith out-of-court settlement or compromise and all costs and reasonable fees of counsel incurred by the indemnitee in connection therewith, but subject always to the scope and limitations expressly set forth in this Agreement.

     (e) Defense by Indemnitee. If an action or proceeding is brought against an indemnitee or to which an indemnitee may be a party, and such indemnitee elects to conduct its own defense because indemnitor fails to choose counsel reasonably satisfactory to said indemnitee, indemnitor shall be conclusively liable for the results obtained by the indemnitee, including without limitation the amount of any judgment or good faith, out-of-court settlement or compromise. In addition, indemnitor shall be liable for any and all costs and expenses, including, but not limited to, all attorneys' fees, that said indemnitee incurs.

     6. ARBITRATION; LIMITED WAIVER OF SOVEREIGN IMMUNITY. Any disputes under this Indemnification Agreement shall be subject to the dispute resolution and arbitration provisions as provided in Article 10 of the Management Contract and be resolved in the venues provided in Article 10 of the Management Contract. The limited waiver of sovereign immunity in Section 9.10 of the Management Contract by Iowa Corp and the Iowa Tribe shall apply to this Agreement.

     7. LIMITED RECOURSE. The liability and obligations of Iowa Corp and the Iowa Tribe under or relating to this Agreement shall always be joint and several and shall be Limited Recourse, and in no instance shall any enforcement of any kind whatsoever be allowed against any assets of Iowa Corp or the Iowa Tribe other than the limited assets of Iowa Corp and the Iowa Tribe specified in the definition of the term "Limited Recourse" in the Management Contract.

     8. CAPTIONS, GENDER, AND NUMBER. Any section or paragraph, title or caption contained in this Agreement is for convenience only and shall not be deemed a part of this Agreement. As used in this Agreement, the masculine, feminine or neuter gender, and the singular or plural number, shall each be deemed to include the others whenever the context so allows.

     9. FAILURE OR INDULGENCE NOT WAIVER. No failure or delay on the part of an indemnitee in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any power, right or privilege preclude any other or further exercise of any such power, right of privilege. All powers, rights and privileges hereunder are cumulative to, and not exclusive of, any powers, rights or privileges otherwise available.

     10. GOVERNING LAW. This Agreement shall be interpreted and enforced in accordance with the laws of the State of Oklahoma without giving effect to its conflict of laws principles.

     11. AMENDMENTS, ASSIGNMENTS, ETC. Any provision of this Agreement may be amended if, but only if, such amendment is in writing and is signed by each of the parties hereto. No modification shall be implied from course of conduct. This Agreement shall be binding on and inhered to the benefit of each of the parties hereto and their respective successors and assigns, subject to the same restrictions on assignability as set forth in the Management Contract. This Agreement may be executed in separate counterparts and by facsimile and such counterparts shall be deemed to constitute one binding document.


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     12. NOTICES. Any notice or demand required to be given under this Agreement shall be given in the same manner and shall be deemed effective in accordance with the terms set forth in Section 9.3 of the Management Contract.

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     IN WITNESS WHEREOF, the parties hereto have caused this Indemnity Agreement to be executed under seal as of the 27th day of January, 2005

                                        Lakes Iowa Management, LLC


                                        By: /s/ Timothy Cope
                                            ------------------------------------
                                        Name: Timothy Cope
                                              ----------------------------------
                                        Its: President
                                             -----------------------------------

                                        ATTEST:


                                        By: /s/ Rod Wyre
                                            ------------------------------------
                                        Name: Rod Wyre
                                              ----------------------------------
                                        Its: SR V.P. OPS
                                             -----------------------------------


                                        Iowa Tribe of Oklahoma
                                        a federally-chartered corporation


                                        By: /s/ Phoebe O'Dell
                                            ------------------------------------
                                        Name: Phoebe O'Dell
                                              ----------------------------------
                                        Its: Chairman
                                             -----------------------------------

                                        ATTEST:


                                        By: /s/ Eugene Big Soldier Jr.
                                            ------------------------------------
                                        Name: Eugene Big Soldier Jr.
                                              ----------------------------------
                                        Its: Secretary
                                             -----------------------------------


                                        Iowa Tribe of Oklahoma
                                        a federally recognized Indian tribe


                                        By: /s/ Phoebe O'Dell
                                            ------------------------------------
                                        Name: Phoebe O'Dell
                                              ----------------------------------
                                        Its: Chairman
                                             -----------------------------------

                                        ATTEST:


                                        By: /s/ Eugene Big Soldier Jr.
                                            ------------------------------------
                                        Name: Eugene Big Soldier Jr.
                                              ----------------------------------
                                        Its: Secretary
                                             -----------------------------------